OPTIMUMBANK HOLDINGS, INC.

Annual Shareholder Meeting

April 28, 2026

(NYSE American: OPHC)

This presentation contains preliminary financial results for the first quarter of 2026 that are unaudited and subject to completion of quarter-end reporting and adjustment process. Complete unaudited financial statements will be provided in our Form 10-Q.

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Annual Shareholder Meeting Agenda

- 1. Introductory remarks by Moishe Gubin Chairman of the Board
- 2. Introduction of Board of Directors
- 3. Introduction of Management
- 4. Affidavit of Mailing Notice of Meeting
- 5. Appointment of Inspector
- 6. Determination of Quorum
- 7. Call for Vote on Proposal 1 – Election of Directors
- 8. Call for Vote on Proposal 2 – To approve an amendment to the Company's Articles of Incorporation to authorize a class of nonvoting common stock
- 9. Call for Vote on Proposal 3 – To ratify the selection of Hacker, Johnson & Smith, P.A. as the Company's independent auditor for fiscal year 2026
- 10. Open Polls and Tabulation of Votes
- 11. Presentation by Chairman
- 12. Report of Inspector
- 13. Questions and Other Business
- 14. Adjournment

2025 Highlights

- ❖ Achieved significant asset growth, surpassing the $1 billion milestone, with total assets increasing over 19% from $933MM to over $1.1 billion

- ❖ Stockholders' equity ended at a record high of approximately $122MM, up over 18% from $103MM in 2024

- ❖ Net earnings hit a record $16.6MM in 2025, up approximately 27% from $13.1MM in 2024. ROAE remained strong at approximately 14.83%, and Core ROAE[(1)] remained exceptional at approximately 21.56%, continuing a history of strong returns. Core ROAE is based on approximately $24.2MM in core earnings, excluding provision and tax in 2025 versus $19.9MM in 2024

- ❖ Net Interest Margin (NIM) increased to 4.28% in 2025, up 45 basis point from 2024, achieving a new all-time peak

- ❖ Growth of gross loan portfolio by approximately 19% from $804MM to $959MM, achieving our largest loan portfolio ever. Our average loan size is $2,272,024

- ❖ Deposits grew $160MM from $772MM to $932MM, or approximately 21%, with noninterest bearing demand deposits up $55MM or approximately 26% and representing 29% of overall deposits at December 31, 2025

- ❖The Bank grew its SBA loan portfolio nearly double, from $9 million to $17 million, representing approximately 1.5% of the total loan portfolio at year-end 2025, up from 1.1% in 2024

- ❖ Approximately 17% of OptimumBank Holdings Inc.'s publicly traded common equity is held by institutional investors, up from approximately 12% last year, including leading firms such as AllianceBernstein Inc., The Vanguard Group Inc., Renaissance Technologies Inc., Morgan Stanley, and Geode Capital Management Inc.

- ❖ The Bank hired 25 new full-time employees, growing approximately 34%, from 73 employees to 98 employees

- ❖The Bank ranked #49 out of 3,465 U.S. community banks, placing in the top 1.4% in S&P Global Market Intelligence's 2025 rankings

(1) Non-GAAP measure, defined as net income excluding taxes and credit loss expense divided by average equity. See Appendix for reconciliation to GAAP.

Balance Sheet Growth



$ in millions
10-Year Balance Sheet Growth (2016-2025)
Total Assets
Total Deposits
Stockholders' Equity
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
-
120
86
3
96
65
3
99
62
5
127
101
7
235
191
18
352
292
39
585
508
63
791
640
70
933
772
103
1,112
933
122
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Balance Sheet Comparison March 31, 2026 (Unaudited)



$ in millions
Q1 2025 vs Q1 2026 Balance Sheet Comparison
Q1 2025
Q1 2026
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
977
1,269
800
1,091
853
1,093
108
127
Assets
Loans
Deposits
Equity

OPTIMUMBANK HOLDINGS, INC.

Earnings Component Growth



$ in thousands
10-Year Earnings Growth (2016-2025)
Credit Loss Expense
Noninterest Income
Net Income
Total Revenue
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
-10,000
4.6M
4.8M
4.4M
5.4M
7.0M
12.2M
22.8M
39.2M
64.3M
71.1M
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Note: Total Revenue is defined as the sum of total interest income and noninterest income.

OPTIMUMBANK HOLDINGS, INC.

Earnings Comparison March 31, 2026 (Unaudited)



$ in millions
Q1 Earnings Comparison: 2025 vs 2026
Q1 2025
Q1 2026
20
15
10
5
0
15.01
19.45
5.58
6.26
9.43
13.19
(0.17)
0.77
9.59
12.42
1.23
1.78
5.63
8.01
5.20
6.20
1.33
1.54
3.87
4.66
Interest Income
Interest Expense
Net Interest Income
Credit Loss Expense
Net Interest Income after Credit Loss Exp
Noninterest Income
Noninterest Expense
Pre-Tax Earnings
Income Taxes
Net Income

OPTIMUMBANK HOLDINGS, INC.

Net Interest Margin Growth


10- Year Net Interest Margin (NIM) Trend (2016-2025)
NIM (%)
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.12%
3.19%
3.39%
2.89%
3.14%
3.56%
3.53%
3.75%
3.83%
4.28%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

OPTIMUMBANK HOLDINGS, INC.

Return on Average Equity Comparison



Return on Average Equity (ROAE) – FY 2024 & FY 2025
ROAE (Net Income)
ROAE Core (1)
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.28%
23.12%
14.83%
21.56%
2024
Year
2025

(1) Non-GAAP measure, defined as net income excluding taxes and credit loss expense divided by average equity.
See Appendix for reconciliation to GAAP.

OPTIMUMBANK HOLDINGS, INC.

Strong Core Deposit Franchise

YE 2025

$931,750,000	• Total Deposits
$266,520,000	• Noninterest Bearing Deposits
3.47%	• Cost of Total Interest-Bearing Deposits

Deposit Composition by Branches



Deerfield
Fort Lauderdale
North Miami Beach
3.5%
10.4%
86.1%

Q1 2026

$1,092,883,000	• Total Deposits
$304,887,000	• Noninterest Bearing Deposits
3.26%	• Cost of Total Interest-Bearing Deposits

Deposit Composition by Branches



Deerfield
Fort Lauderdale
North Miami Beach
4.8%
10.8%
84.5%

Deposit Composition Comparison March 31, 2026 (Unaudited)


YE 2025 Deposit Composition
10.2%
22.7%
28.6%
38.5%
NOW and Savings
Money Market
Noninterest bearing DDA
Time Deposits


Q1 2026 Deposit Composition
10.7%
20.9%
27.9%
40.5%
NOW and Savings
Money Market
Noninterest bearing DDA
Time Deposits

OPTIMUMBANK HOLDINGS, INC.

Details on Loan Portfolio Quality as of March 31, 2026

- Owner Occupied Office
  - 17 Loans totaling $16.91MM
  - Top five deal sizes: $2.98MM, $2.67MM, $2.21MM, $1.40MM, $1.22MM

- Investor-Owned Office
  - 24 Loans totaling $158.97MM
  - Top five deal sizes: $26.50MM, $17.38MM, $15.39MM, $15.37MM, $9.51MM

- Hotels
  - 18 Loans totaling $196.61MM
  - Top five deal sizes: $25.00MM, $22.22MM, $16.72MM, $15.57MM, $14.48MM

- Retail Centers
  - 27 Loans totaling $76.52MM
  - Top five deal sizes: $21.00MM, $9.58MM, $6.90MM, $5.91MM, $5.03MM

- Total Lending Portfolio
  - Total Loan Portfolio: $1,091MM
  - Office, Hotel, and Retail Loan Portfolio, Across 86 Loans: $449.01MM, 41.2% of Total Portfolio
  - Loans Outside of Florida: $268.49MM, 24.6% of Total Portfolio

OptimumBank Holdings, Inc. Overview as of December 31, 2025

Holding Company for OptimumBank

$1.1 Billion in Total Assets

- 102% Net Loans / Deposits ratio
- $959 million Gross loan portfolio
- $932 million Deposits

NYSE American: OPHC

- Common shares outstanding: 11,533,943
- Stock price / Non-diluted tangible book value: 0.40 (1)
- Total diluted shares : 23,523,473 (2)
- Stock price / Diluted tangible book value: 0.82 (3)

3 Locations

- Headquarters in Fort Lauderdale, Florida
- Deerfield branch
- North Miami Beach branch

Profitability – FY 2025

- ROAE (GAAP): 14.83%
- ROAE Core(4): 21.56%
- Net interest margin: 4.28%

(1) Tangible book value per share (not-diluted) of $10.57 and closing stock market price of $4.25 per share on December 31, 2025.
(2) Diluted shares consist of 11,533,943 common shares outstanding, plus 1,360 Series B Preferred shares that can be converted to 11,113,889 common shares, and 875,641 Series C Convertible Preferred shares that can be converted to 875,641 common shares.
(3) Tangible book value per diluted share of $5.18 and closing stock market price of $4.25 per share on December 31, 2025.
(4) Non-GAAP measure, see appendix for reconciliation to GAAP.

OPHC Tangible Book Value Per Diluted Share on Dec. 31, 2021 to 2025

Year	TBV Per Share (Diluted)[1]	Annual % Change
2021	$3.11	—
2022	$3.44	+10.6%
2023	$3.81	+10.8%
2024	$4.43	+16.3%
2025	$5.18	+16.9%



Tangible Book Value Per Diluted Share
CAGR = 13.59%
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$3.11
$3.44
$3.81
$4.43
$5.18
2021
2022
2023
2024
2025

(1) Non-GAAP measure, see Appendix for reconciliation to GAAP.

Conclusion

- ❖ Tally the Votes
- ❖ Answer Questions
- ❖ End of OptimumBank Holdings, Inc. 2026 Shareholder Meeting and Investor Day

For further information about OptimumBank, please email Seth Denison, at Sdenison@OptimumBank.com

Appendix

Board of Directors

Moishe Gubin Chairman of the Board	• Director of the OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010 • Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties • Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities • Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies • Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center • Licensed Certified Public Accountant in the State of New York since 2010
Michael Blisko	• Director since May 2021 • Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc. • Significant shareholder of the Company
Joel Klein	• Director of the Company and Bank since February 2012 • Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp • Licensed CPA in the State of New York since 1972
Steven Newman	• Director of the Company and Bank since August 2022 • Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies
Thomas Procelli	• Director of the Company since July 2017 and Bank since October 2012 • Current CFO for Better Living Solutions • OptimumBank since the founding in 2000 through 2015 • Banking experience for over 40 years including operations, information systems, compliance and audit
Avi Zwelling	• Director of the Company and Bank since December 2017 • Managing partner of Zwelling, LLC

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin Chairman of the Board	• **Director of OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010** • **Chief Executive Officer of Strawberry Fields REIT (NYSE: STRW), an owner of a portfolio of healthcare properties** • Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities • Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies • Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center. • Licensed Certified Public Accountant in the State of New York since 2010
Timothy Terry *President, CEO*	• **Principal Executive Officer for the Company since 2016 and Chief Executive Officer of the Bank since February 2013** • **35+ years of banking experience** having previously served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank • Received BBA degree in finance from Western Michigan University and a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware
Elliot Nunez *EVP, CFO*	• **Chief Financial Officer of the Bank since February 2020** • Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees • **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division • Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients • Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant.

Balance Sheet as of December 31, 2025

Assets		**Liabilities**	
Total cash and cash equivalents	114,559	Noninterest Bearing Deposits	266,520
Debt securities available for sale	25,184	Interest bearing Deposits	665,230
Debt securities held-to-maturity	214	Total deposits	931,750
Loans, net of allowance for credit loss	947,294	Federal Reserve and Home Loan Bank advances	50,000
Premises, equipment, and lease assets	5,107	Operating and other lease liabilities	8,031
Accrued interest receivable	3,621		
Deferred tax asset	3,108	Total liabilities	989,781
Other assets	12,591		
		Total stockholders' equity	121,897
Total assets	1,111,678	Total liabilities and stockholders' equity	1,111,678

Balance Sheet as of March 31, 2026 (Unaudited)

Assets		**Liabilities**	
Total cash and cash equivalents	140,016	Noninterest Bearing Deposits	304,887
Debt securities available for sale	27,044	Interest bearing Deposits	787,996
Debt securities held-to-maturity	212	Total deposits	1,092,883
Loans, net of allowance for credit loss	1,078,533	Federal Reserve and Home Loan Bank advances	40,000
Premises, equipment, and lease assets	5,308	Operating and other lease liabilities	9,004
Accrued interest receivable	3,994		
Deferred tax asset	3,116	Total liabilities	1,141,887
Other assets	10,512		
		Total stockholders' equity	126,848
Total assets	1,268,735	Total liabilities and stockholders' equity	1,268,735

Statement of Earnings as of YE December 31, 2025

Interest income	$ in thousands
Loans	57,146
Debt securities/Other	7,208
Total interest income	**64,354**
Interest expense	
Deposits	21,434
Borrowings	333
Total interest expense	**21,767**
Net interest income	42,587
Credit loss expense	2,036
Net interest income after credit loss expense	**40,551**
Total noninterest income	**6,774**
Noninterest expenses	
Salaries and employee benefits	14,795
Occupancy and equipment/ Data Processing	3,971
Regulatory assessment	687
Other	5,701
Total noninterest expenses	**25,154**
Net income before income taxes	**22,171**
Income taxes	5,523
Net income	**16,648**

Statement of Earnings as of March 31, 2026 (Unaudited)

Interest income	$ in thousands
Loans	18,114
Debt securities/Other	1,339
Total interest income	**19,453**
Interest expense	
Deposits	6,176
Borrowings	87
Total interest expense	**6,263**
Net interest income	13,190
Credit loss expense	770
Net interest income after credit loss expense	**12,420**
Total noninterest income	**1,784**
Noninterest expenses	
Salaries and employee benefits	4,988
Occupancy and equipment/ Data Processing	1,252
Regulatory assessment	179
Other	1,587
Total noninterest expenses	**8,006**
Net income before income taxes	**6,198**
Income taxes	1,535
Net income	**4,663**

1Q 2026 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

Loan Detail as of December 31, 2025

Loan Growth by Loan Portfolio (2021-2025)

$ in thousands



700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
2021
2022
2023
2024
2025

	Commercial RE	Multi Family RE	Residential RE	Consumer	Land and Construction	Commercial
2021	129,468	48,592	32,583	22,827	3,772	14,157
2022	310,695	69,555	50,354	30,323	17,286	5,165
2023	422,680	67,498	71,400	44,023	32,600	41,870
2024	485,671	64,001	74,064	50,399	77,295	52,810
2025	666,508	65,693	74,018	68,166	36,212	48,196

OPTIMUMBANK HOLDINGS, INC.

Loan Detail as of December 31, 2025

Industry Classification Breakdown



Consumer, 7.11%
Residential, 7.72%
Commercial, 5.03%
Multi-family, 6.85%
Land and Construction, 3.78%
Commercial Real Estate, 69.52%

Loan Growth by Loan Portfolio (2021-2025)



Commercial
240%
Land and Construction
860%
Consumer
199%
Residential Real Estate
127%
Multi-Family Real Estate
35%
Commercial Real Estate
415%
2021
2022
2023
2024
2025

OPTIMUMBANK HOLDINGS, INC.

GAAP to Non-GAAP Reconciliation

Pre-tax, Pre-provision Earnings

($s in 000s)	1Q 2026	1Q 2025	2025	2024	2023	2022	2021
Net Income (GAAP)	**$4,663**	**$3,870**	**$16,648**	**$13,124**	**$6,283**	**$4,023**	**$6,296**
Plus: Income Tax Expense	1,535	1,326	5,523	4,507	2,174	1,369	(3,227)
Plus: Credit Loss Expense	770	(165)	2,036	2,222	4,047	3,466	1,173
Pre-tax, Pre-provision Earnings (Non-GAAP)	**$6,968**	**$5,031**	**$24,207**	**$19,853**	**$12,504**	**$8,858**	**$4,242**

Return on Average Equity (ROAE) and ROAE (Core)

($s in 000s, except percentages)	1Q 2026	1Q 2025	2025	2024	2023	2022	2021
Net Income (GAAP)	**$4,663**	**$3,870**	**$16,648**	**$13,124**	**$6,283**	**$4,023**	**$6,296**
Average Total Equity	125,089	105,591	112,277	85,872	65,495	46,802	27,530
Return on Average Equity (GAAP)[1]	**15.12%**	**14.66%**	**14.83%**	**15.28%**	**9.59%**	**8.60%**	**22.87%**
Pre-tax, Pre-provision Earnings (Non-GAAP)	**6,968**	**5,031**	**24,207**	**19,853**	**12,504**	**8,858**	**4,242**
Average Total Equity	125,089	105,591	112,277	85,872	65,495	4 6,802	27,530
Return on Average Equity (Core, Non-GAAP) [1]	**22.59%**	**19.06%**	**21.56%**	**23.12%**	**19.09%**	**18.93%**	**15.41%**

(1) 2026 and 2025 quarterly ratios annualized.

1Q 2026 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

OPTIMUMBANK HOLDINGS, INC.

GAAP to Non-GAAP Reconciliation

Tangible Book Value Per Common Share and Diluted Share

($ and number of shares in 000s)	3/31/2026	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Total Stockholders' (GAAP) and Tangible Common Equity	**$126,848**	**$121,897**	**$103,184**	**$70,007**	**$62,580**	**$38,510**
Common Shares Outstanding[1]	12,167	11,534	11,636	7,250	7,059	4,775
Effect of Conversion of Series B Preferred Shares[1]	10,582	11,114	11,114	11,114	11,114	7,600
Effect of Conversion of Series C Preferred Shares	876	876	526	-	-	-
Total Diluted Shares	23,625	23,524	23,276	18,364	18,173	12,375
Tangible Book Value per Common Share	**$10.43**	**$10.57**	**$8.87**	**$9.66**	**$8.87**	**$8.06**
Tangible Book Value per Diluted Share (Non-GAAP)	**$5.37**	**$5.18**	**$4.43**	**$3.81**	**$3.44**	**$3.11**

(1) During the 1st quarter 2026, 65 Series B preferred shares were converted into 531,178 common shares.

1Q 2026 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

OPTIMUMBANK HOLDINGS, INC.